Exhibit 10.2

THIS SUBSCRIPTION IS EXECUTED IN RELIANCE UPON (1) THE EXEMPTION PROVIDED BY SECTION 4(2) AND REGULATION D, RULE 506 FOR TRANSACTIONS NOT INVOLVING A PUBLIC OFFERING UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR (2) THE EXEMPTION TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO RULE 903 OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT.  THIS OFFERING IS BEING MADE ONLY TO ACCREDITED INVESTORS OR TO NON-US PERSONS PURSUANT TO RULE 903 OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT.  NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION  D OR REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE SECURITIES ACT.

_________________________

SUBSCRIPTION AGREEMENT
_________________________

THIS SUBSCRIPTION AGREEMENT (the “Agreement” or the “Subscription”) has been executed by the undersigned in connection with purchase of 20,000,000 shares of common stock, $0.001 par value (the “Common Stock”), issued by Green Dragon Wood Products, Inc., a corporation organized under the laws of the State of Florida (hereinafter referred to as the “Company”) at a purchase price of $0.005 per share (“Per Share Purchase Price”).  The shares of Common Stock being subscribed for pursuant to this Subscription have not been registered under the Securities Act.  The offer of the Common Stock and, if this Subscription is accepted by the Company, the sale of Common Stock, is being made in reliance upon Section 4(2) of the Securities Act or Rule 903 of Regulation S promulgated under the Securities Act  All dollar amounts in this Subscription are expressed in U.S. Dollars.

The undersigned Purchaser:

NAME:                      Lee Kwok Leung

ADDRESS:               Unit 312, 3rd Floor, New East Ocean Centre,

                   No. 9 Science Museum Road, Kowloon

(hereinafter referred to as the “Purchaser”) hereby represents and warrants to, and agrees with the Company as follows:

ARTICLE 1
SUBSCRIPTION

Subscription

1.1           The undersigned Purchaser, as principal, hereby irrevocably subscribes to purchase 20,000,000 shares of Common Stock (the “Subscription Shares”), for an aggregate purchase price of $100,000 (the “Subscription Funds”).

Minimum Subscription

1.2           A minimum of $100,000 of Common Stock must be purchased by the Purchaser.

Method of Payment

1.3           The Purchaser shall pay the Subscription Funds by delivering good funds in United States Dollars by way of wire transfer of funds to the Company.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

Representations and Warranties

2.1           The Purchaser represents and warrants in all material respects to the Company, with the intent that the Company will rely thereon in accepting this Subscription, that either:

(a)	Accredited Investor. The Purchaser is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act by virtue of being (initial all applicable responses)

A small business investment company licensed by the U.S. Small Business Administration under the Small Business Investment Company Act of 1958,
A business development company as defined in the Investment Company Act of 1940,
A national or state-chartered commercial bank, whether acting in an individual or fiduciary capacity,
An insurance company as defined in Section 2(13) of the Securities Act,
An investment company registered under the Investment Company Act of 1940,

An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, where the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, insurance company, or registered investment advisor, or an employee benefit plan which has total assets in excess of $5,000,000,

A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940,
An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation or a partnership with total assets in excess of $5,000,000,
A natural person (as opposed to a corporation, partnership, trust or other legal entity) whose net worth, or joint net worth together with his/her spouse, exceeds $1,000,000,

Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 506(b)(2)(ii) of Regulation D,

A natural person (as opposed to a corporation, partnership, trust or other legal entity) whose individual income was in excess of $200,000 in each of the two most recent years (or whose joint income with such person's spouse was at least $300,000 during such years) and who reasonably expects an income in excess of such amount in the current year,

A corporation, partnership, trust or other legal entity (as opposed to a natural person) and all of such entity's equity owners fall into one or more of the categories enumerated above, or
X	A director or executive officer of the Company which is issuing and selling the Subscription Shares;
or,

(b)           Non-U.S. Person.  The Purchaser is not a U.S. Person (a “Reg S Person”), and such Purchaser hereby represents that the representations contained in paragraphs (1) through (7) of this Section 2.1(b) are true and correct with respect to such Purchaser.

(1)           the issuance and sale to such Reg S Person of the Securities is intended to be exempt from the registration requirements of the Securities Act, pursuant to the provisions of Regulation S; (ii) it is not a “U.S. Person,” as such term is defined in Regulation S and herein, and is not acquiring the Securities for the account or benefit of any U.S. Person; and (iii) the offer and sale of the Securities has not taken place, and is not taking place, within the United States of America or its territories or possessions.  Such Reg S Person acknowledges that the offer and sale of the Securities has taken place, and is taking place in an “offshore transaction,” as such term is defined in Regulation S.

(2)           Such Reg S Person acknowledges and agrees that, pursuant to the provisions of Regulation S, the Securities cannot be sold, assigned, transferred, conveyed, pledged or otherwise disposed of to any U.S. Person or within the United States of America or its territories or possessions for a period of six months from and after the Closing Date, unless such shares are registered for sale in the United States pursuant to an effective registration statement under the Securities Act or another exemption from such registration is available.  Such Reg S Person acknowledges that it has not engaged in any hedging transactions with regard to the shares of Common Stock.
(3)           Such Reg S Person consents to the placement of a legend on any certificate, note or other document evidencing the Securities and understands that the Company shall be required to refuse to register any transfer of Securities not made in accordance with applicable U.S. securities laws.

(4)           Such Reg S Person is not a “distributor” of securities, as that term is defined in Regulation S, nor a dealer in securities.

(5)           Such Reg S Person understands that the Securities have not been registered under the Securities Act, or the securities laws of any state and are subject to substantial restrictions on resale or transfer.  The Securities are “restricted securities” within the meaning of Regulation S and Rule 144, promulgated under the Securities Act.

(6)           Such Reg S Person acknowledges that the shares of Common Stock may only be sold offshore in compliance with Regulation S or pursuant to an effective registration statement under the Securities Act or another exemption from such registration, if available.  In connection with any resale of the shares of Common Stock pursuant to Regulation S, the Company will not register a transfer not made in accordance with Regulation S, pursuant to an effective registration statement under the Securities Act or in accordance with another exemption from the Securities Act.

(7)           Such Reg S Person makes the representations, declarations and warranties as contained in this Section 2.1(b) with the intent that the same shall be relied upon by the Company in determining its suitability as a purchaser of such shares of Common Stock.

(a)
Experience.  The Purchaser is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of its investments, and to make an informed decision relating thereto, and to protect its own interests in connection with the purchase of the Common Stock;

(b)
Own Account.  The Purchaser is purchasing the shares of Common Stock as principal for its own account.  The Purchaser is purchasing the Common Stock for investment purposes only and not with an intent or view towards further sale or distribution (as such term is used in Section 2(11) of the Securities Act) thereof, and has not pre-arranged any sale with any other purchaser;

(c)
Exemption.  The Purchaser understands that the offer and sale of the Common Stock is not being registered under the Securities Act based on the exemption from registration provided by either (i) in the case of U.S. person, Rule 506 promulgated under Section 4(2) of the Securities Act or (ii) in the case of a Non-U.S. Person, Rule 903 of Regulation S promulgated under Regulation S of the Securities Act and that the Company is relying on such exemption.

(d)
Importance of Representations.  The Purchaser understands that the Common Stock is being offered and sold to it in reliance on an exemption from the registration requirements of the Securities Act, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such safe harbor and the suitability of the Purchaser to acquire the Common Stock;

(e)
No Registration.  The Common Stock has not been registered under the Securities Act and may not be transferred, sold, assigned, hypothecated or otherwise disposed of unless such transaction is the subject of a registration statement filed with and declared effective by the Securities and Exchange Commission (the “SEC”) or unless an exemption from the registration requirements under the Securities Act, such as Rule 144, is available.  The Purchaser represents and warrants and hereby agrees that all offers and sales of the Common Stock shall be made only pursuant to such registration or to such exemption from registration;

(f)
Risk.  The Purchaser acknowledges that the purchase of the Common Stock involves a high degree of risk, is aware of the risks and further acknowledges that it can bear the economic risk of the Shares of Common Stock, including the total loss of its investment;

(g)	Current Information. The Purchaser has been furnished with or has acquired copies of all requested information concerning the Company;

(h)
Independent Investigation.  The Purchaser, in making the decision to purchase the Common Stock subscribed for, has relied upon independent investigations made by it and its purchaser representatives, if any, and the Purchaser and such representatives, if any, have prior to any sale to it, been given access and the opportunity to examine all material contracts and documents relating to this offering and an opportunity to ask questions of, and to receive answers from, the Company or any person acting on its behalf concerning the terms and conditions of this offering.  The Purchaser and its advisors, if any, have been furnished with access to all materials relating to the business, finances and operation of the Company and materials relating to the offer and sale of the Common Stock which have been requested.  The Purchaser and its advisors, if any, have received complete and satisfactory answers to any such inquiries;

(i)	No Recommendation or Endorsement. The Purchaser understands that no federal, state or provincial agency has passed on or made any recommendation or endorsement of the Common Stock;

(j)	The Purchaser. If the Purchaser is a partnership, corporation or trust, the person executing this Subscription on its behalf represents and warrants that

(i)	he or she has made due inquiry to determine the truthfulness of the representations and warranties made pursuant to this Subscription, and

(ii)	he or she is duly authorized (and if the undersigned is a trust, by the trust agreement) to make this investment and to enter into and execute this Subscription on behalf of such entity;

(k)	Non-Affiliate Status. The Purchaser is not an affiliate of the Company nor is any affiliate of the Purchaser an affiliate of the Company; and

(l)
No Advertisement or General Solicitation.  If the Purchaser is a U.S. Person, such Purchaser acknowledges that the sale of the Common Stock has not been advertised through any article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio; or through any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

Non-Merger and Survival

2.2           The representations and warranties of the Purchaser contained herein will be true at the date of execution of this Subscription by the Purchaser and as of the Closing Date in all material respects as though such representations and warranties were made as of such times and shall survive the Closing Date and the delivery of the Certificates.

Indemnity

2.3           The Purchaser agrees to indemnify and save harmless the Company from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of the Purchaser to defend any such claim), resulting from the breach of any representation or warranty of such party under this Subscription.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

3.1           The Company, upon taking up this Subscription,  represents and warrants in all material respects to the Purchaser, with the intent that the Purchaser will rely thereon in making this Subscription, that:

(a)
Legality.  The Company has the requisite corporate power and authority to take up and accept this Subscription and to issue, sell and deliver the shares of Common Stock; this Subscription and the issuance, sale and delivery of the shares of Common Stock hereunder and the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action by the Company; this Subscription and the shares of Common Stock have been duly and validly executed and delivered by and on behalf of the Company, and are valid and binding agreements of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws affecting creditors’ rights generally;

(b)
Proper Organization.  The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly qualified as a foreign corporation in all jurisdictions where the failure to be so qualified would have a materially adverse effect on its business, taken as whole;

(c)
No Legal Proceedings.  Except as set forth of Schedule 3.1(c), there is no action, suit or proceeding before or by any court or any governmental agency or body, domestic or foreign, now pending or to the knowledge of the Company, threatened, against or affecting the Company, or any of its properties or assets, which might result in any material adverse change in the condition (financial or otherwise) or in the earnings, business affairs of business prospects of the Company, or which might materially and adversely affect the properties or assets thereof;

(d)
Non-Default.  The Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property may be bound;

(e)	No Misleading Statements. The information provided by the Company to the Purchaser does not contain any untrue statement of a material fact or omit to state any material fact;

(f)
Absence of Non-Disclosed Facts.  There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the Purchaser that (i) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or in the earnings, business affairs, business prospects, properties or assets of the Company; or (ii) could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Subscription;

(g)
Non-Contravention.  The acceptance of this Subscription and the consummation of the issuance of the Common Stock and the transactions contemplated by this Subscription do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under the Certificate of Incorporation or By-laws of the Company, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable decrees, judgment or order of any court, federal, state or provincial regulatory body, administrative agency or other domestic governmental body having jurisdiction over the Company or any of its properties or assets.

(h)
Sales Commission.  The Company may pay a sales commission or other fee of up to 10% of the gross proceeds of the sale of the Common Stock to registered broker-dealers or others to whom such commissions may legally be paid.

Survival

3.2           The representations and warranties of the Company shall survive the Closing Date and the delivery of the Certificates.

Indemnity

3.3           The Company agrees to indemnify and save harmless the Purchaser from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of the Company to defend any such claim), resulting from the breach of any representation, warranty or covenant of such party under this Subscription.

ARTICLE 4
COVENANTS OF THE COMPANY

Covenants of the Company

4.1           The Company covenants and agrees with the Purchaser that:

(a)	Filings. The Company shall make all necessary filings in connection with the sale of the Common Stock as required by the laws and regulations of all appropriate jurisdictions and securities exchanges;

(b)
Opinion.  The Company will, upon written request by the Purchaser, take such steps as are necessary to cause its counsel to issue an opinion to the Company’s transfer agent allowing the Purchaser to offer and sell the Common Shares in reliance on the provisions of Rule 144 provided that the holding period and other requirements of such Rule 144 are met.  The costs of obtaining such an opinion shall be borne by the Company;

Survival

4.2           The covenants set forth in this Article shall survive the Closing for the benefit of the Purchaser.

ARTICLE 5
ISSUANCE OF COMMON STOCK

As soon as practicable after Closing, the Company will prepare and issue the Shares registered in such name or names as specified by the Purchaser.  Such Certificate(s) shall bear a legend in substantially one of the following forms:

For U.S. Persons:

THESE SECURITIES HAVE BEEN ISSUED PURSUANT TO THE SECTION 4(2) EXEMPTION TO THE REGISTRATION PROVISIONS UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THESE SECURITIES CANNOT BE TRANSFERRED, OFFERED, OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

For Non-U.S. Persons:

THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).  ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

ARTICLE 6
CLOSING

Closing shall be effected through the delivery of the Subscription Funds to the Company, together with an executed copy of this Subscription.

ARTICLE 7
INDEMNIFICATION

7.1           Indemnification of the Company. Purchaser agrees to indemnify and hold harmless the Company against and in respect of any and all loss, liability, claim, damage, deficiency, and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses whatsoever (including, but not limited to, attorneys' fees reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever through all appeals) arising out of or based upon any false representation or warranty or breach or failure by Purchaser to comply with any covenant, representation or other provision made by it herein or in any other document furnished by it in connection with this subscription.

7.2           Indemnification of the Purchasers. Company agrees to indemnify and hold harmless the Purchasers against and in respect of any and all loss, liability, claim, damage, deficiency, and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses whatsoever (including, but not limited to, attorneys' fees reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever through all appeals) arising out of or based upon any false representation or warranty or breach or failure by Company to comply with any covenant, representation or other provision made by it herein or in any other document furnished by it in connection with this subscription.

ARTICLE 8
GENERAL PROVISIONS

Governing Law

8.1           This Subscription shall be governed by and construed under the law of the State of New York without regard to its choice of law provision.  Any disputes arising out of, in connection with, or with respect to this Subscription, the subject matter hereof, the performance or non-performance of any obligation hereunder, or any of the transactions contemplated hereby shall be adjudicated in a court of competent civil jurisdiction sitting in New York, New York and nowhere else.

Successors and Assigns

8.2           This Subscription shall inure to the benefit of and be binding on the respective successors and assigns of the parties hereto.

Execution by Counterparts and Facsimile

8.3           This Subscription may be executed in counterparts and by facsimile, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Subscription.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

Amendments; Waivers.

8.4           No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

Entire Agreement.

8.5           This Agreement, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

Notices.

8.6           Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing as set forth on the signature pages attached hereto.

Independent Legal Advice

8.7           The parties hereto acknowledge that they have each received independent legal advice with respect to the terms of this Subscription and the transactions contemplated herein or have knowingly and willingly elected not to do so.

[Remainder of page intentionally left blank]

SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and that he, she or they have executed this Subscription on this 30th day of January, 2013.

Kwok Leung Lee                                                      s/ Kwok Leung Lee
Printed Name                                                            Signature

Printed Name                                                            Signature

Agreed to this 30th  day of January, 2013:

GREEN DRAGON WOOD PRODUCTS, INC.

By: /s/ Mei Ling Law
       Name: Mei Ling Law
       Title: Director

A copy of the undersigned Subscriber’s Photo Identification Card or other identification instrument is attached hereto.

This is page 11 to the Subscription dated as of the above date between Green Dragon Wood Products, Inc. and the above Purchaser.

Delivery Instructions:

NAME:

ADDRESS:

TEL.NO.:

FAX NO.:

CONTACT NAME:

SPECIAL INSTRUCTIONS:

This is page 12 to the Subscription dated as of the above date between Green Dragon Wood Products, Inc.  and the above Purchaser.

Schedule 3.1(c)

On February 12, 2009, a claim was filed by Chi Yim (Roger) Yip and Characters Capital Group Limited (“CCGL”) against Kwok Leung Lee, our President, and Green Dragon Wood Products Company Limited, our wholly-owned subsidiary (“GDWPCL”) alleging (i) breach of contract by GDWPCL concerning the engagement of CCGL to assist GDWPCL in securing GDWPCL’s listing on the OTC Bulletin Board and (ii) defamation by Kwok Leung Lee related to the contract dispute.  Damages being sought include $31,287 in liquidated damages from GDWPCL, aggravated/exemplary damages and injunction from further defamation. The claim was filed with the High Court of the Hong Kong Special Administrative Region, Court of First Instance.

On April 9, 2009, Kwok Leung Lee and GDWPCL filed a Defense and Counterclaim.  GDWPCL asserted a breach of contract claim against CCGL, alleging that CCGL failed to fulfill its obligations pursuant to the CCGL agreement to effect the listing of GDWPCL through a reverse merger by the use of a company that was listed on the Pink Sheets. Kwok Leung Lee additionally asserted a breach of contract claim against Chi Yim (Roger) Yip for the Stock Purchase Agreement dated March 31, 2007, for failing to deliver a shell company, Tabatha V, Inc., that was listed on the Pink Sheets, which, pursuant to the Stock Purchase Agreement, was to be purchased by Kwok Leung Lee.  Both Kwok Leung Lee and GDWPCL also claimed damages for fraudulent misrepresentation related to the failure to deliver the Pink Sheets shell company. On May 22, 2009, Chi Yim (Roger) Yip and CCGL replied to the counterclaim.

On January 26, 2011, the High Court of the Hong Kong Special Administrative Region granted leave to Mr. Yip and CCGL to set the case down for a 7-day trial. The hearing occurred in October 2012 and the parties are waiting for the judgment of the court. In the opinion of Company management, the resolution of this matter will not have a material effect on the Company’s future financial statements.
  `
Other than as disclosed above, we know of no material, active, pending or threatened proceeding against us or our subsidiaries, nor are we, or any subsidiary, involved as a plaintiff or defendant in any material proceeding or pending litigation.